UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2012

TUNDRA GOLD CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-169066	27-2019656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 S Virginia Street, 8th Floor
Reno, Nevada
(Address of Principal Executive Offices)

89501
(Zip Code)

(775) 398-3012
(Registrant’s Telephone Number, Including Area Code)
_________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On January 25, 2012 Tundra Gold Corp. (the “Registrant”) adopted its 2012 Stock Option Plan (“the 2012 Plan”).  The 2012 Plan provides for the granting of up to 5,000,000 stock options to key employees, directors and consultants, of common shares of the Registrant.  Under the 2012 Plan, the granting of stock options, exercise prices and terms are determined by the Company's Option Committee, a committee designated to administer the 2012 Plan by the Board of Directors.  Options granted are not to exceed terms beyond five years.  No stock options have been granted under the 2012 Plan.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.                      Description

4.1	Tundra Gold Corp. 2012 Stock Option Plan
4.2	Form of Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tundra Gold Corp.
(Registrant)

By: /s/ Gurpartap Singh Basrai
Name: Gurpartap Singh Basrai, Title: President, Chief Executive Officer, Treasurer, Secretary and Director

Date:  January 30, 2012